SCB Computer Technology              Exhibit 99.1

                   People Processes Solutions Experience > SCB

                                   OTCBB: SCBI


Safe Harbor
Certain statements in this document relate to future expectations and as such are forward-looking statements involving known and unknown risks and uncertainties that may cause actual results, performance or achievements related to this transaction to be different from those expressed or implied in the forward-looking statements. Forward looking statements reflect management's current assumptions, beliefs, and expectations and are subject to risks and uncertainties, including those discussed in the company's filings with the Securities and Exchange Commission (including the company's annual report on Form 10-K for the fiscal year ended April 30, 2002), that could cause actual results to differ materially from historical or anticipated results. Factors which could cause actual results to differ materially from those in the forward-looking statements include but are not limited to the renewal of federal and state contracts and competition. The company undertakes no obligation to update the forward-looking information except as required by law.


Vision
Our vision is to be one of the preeminent IT professional services companies to governmental agencies - Federal, state and local - and to be one of the leading IT consulting firms in the private sector.


Mission
Our Mission is to deliver distinctive information technology solutions to our clients that will promote lasting improvements in their performance, and to attract and retain exceptional people which will, in turn, enhance value to our shareholders.


SCB Profile
o A leading provider of information technology solutions to: o Agencies of the United States Government o State and local governments o Commercial enterprises, including Fortune 500 companies o Services include:
o        Consulting
o        Outsourcing
o        Professional Staffing


Company Highlights
o        Founded in 1976
o        Headquartered in Memphis, TN
o        Local offices in 16 states
o        Approximately 1,200 employees


Coverage
Due to the addition of NSR, SCB now has a business presence in 43 states and a government services presence in 28 states.


Investment Strengths
o        Sound growth strategy, focusing on the high growth government market
o        Huge market opportunity:
o        $52 billion federal government
o        $50+ billion state and local government
o        Longtime expertise in government market
o        Long-term clients
o        Consistent profitability
o        Seasoned management team


Sources of Growth
o        Government market
o        Current clients
o        Developing vertical markets
o        Strategic acquisitions


Product Mix
o        51% Staffing
o        34% Outsourcing
o        15% Consulting


SCB Delivers Solutions
o        Business Needs
o        Applications
o        Networks
o        Hardware

SCB Service Focus
| Desktops | Help Desk | Network Operations | Applications | Data Center | |--------------------Increased Value------------------->>
                                                                     S        F
|--------------------Increased Skills-------------------->>          O
                                                                     C        C
|--------------------Increased Complexity------------->>             U
                                                                     B        S
|--------------------Larger Projects--------------------->>


Professional Staffing
o A staffing engagement is where we assign personnel to a client project or operation but we assume no management or deliverable responsibility


Consulting Project
o A consulting engagement is where we assume full management responsibility of a project with a predefined deliverable at the conclusion of the engagement.


Outsourcing
o We assume full operational control of an application, data center, or information systems function.

Services
                                STAFFING             CONSULTING      OUTSOURCING
Computer Hardware
o        Mainframes
o        Architecture          |------------------------------------------>>
o        Selection             |---------------------------------->>
o        Open systems
o        Architecture          |------------------------------------------>>
o        Selection             |---------------------------------->>
o        Facilities Management |---------------------------------------------->>
Applications
o        Design                |------------------------------------------>>
o        Development           |------------------------------------------>>
o        Selection             |----------------------------->>
o        Maintenance           |------------------------------------------>>
o        Requirements          |----------------------------->>
Networks
o        Design                |-------------------------------------->>
o        Development           |------------------------------------------>>
o        Maintenance           |------------------------------------------>>
o        Requirements          |----------------------------->>
Desktops/PCs
o        Deployment            |----------------------------->>


Industry Mix
o        43% State and Local
o        31% Federal
o        26% Commercial


Government Services
o        26 years of continuous services
o        Exceeds $100 billion
o Market is growing with Federal market growing at greater than 10% per year


Revenue by Product
o        Staffing 51%
o        Outsourcing 34%
o        Consulting 15%

Revenue by Quarters
o        2002 Q1
o        Revenue (in millions) $28.6
o        Pretax Revenue 1.5%
o        2002 Q2
o        Revenue $27.7
o        Pretax Revenue 2.9%
o        2002 Q3
o        Revenue $24.6
o        Pretax Revenue 2.4%
o        2002 Q4
o        Revenue $24.1
o        Pretax Revenue 2.5%
o        2003 Q1
o        Revenue $21.8
o        Pretax Revenue 2.3%
o        2003 Q2
o        Revenue $21.5
o        Pretax Revenue 3.3%
o        2003 Q3
o        Revenue $19.1
o        Pretax Revenue 3.7%
o        2003 Q4 Est.
o        Revenue $27.0
o        Pretax Revenue 4.7%


Profitability
o        2002 Q1
o        Pretax Income (in millions) $1.0
o        EPS  $0.03
o        2002 Q2
o        Pretax Income $0.8
o        EPS $0.02
o        2002 Q3
o        Pretax Income $0.6
o        EPS $0.01
o        2002 Q4 *
o        Pretax Income $0.6
o        EPS $0.01
o        2003 Q1
o        Pretax Income $0.5
o        EPS $0.01
o        2003 Q2
o        Pretax Income $1.0
o        EPS $0.03
o        2003 Q3
o        Pretax Income $0.7
o        EPS $0.02
o        2003 Q4 Est.
o        Pretax Income $1.2
o        EPS $0.03

* Excluding one-time income tax benefit of $2.5 million


Long-term Debt
o        2001 Q3
o        Long-term Debt (in millions) $47.5
o        Debt to Capitalization Ratio 0.76
o        2001 Q4
o        Long-term Debt $41.3
o        Debt to Capitalization Ratio 0.75
o        2002 Q1
o        Long-term Debt $30.0
o        Debt to Capitalization Ratio 0.60
o        2002 Q2
o        Long-term Debt $25.1
o        Debt to Capitalization Ratio 0.55
o        2002 Q3
o        Long-term Debt $22.8
o        Debt to Capitalization Ratio 0.54
o        2002 Q4
o        Long-term Debt $14.6
o        Debt to Capitalization Ratio 0.45
o        2003 Q1
o        Long-term Debt $10.5
o        Debt to Capitalization Ratio 0.36
o        2003 Q2
o        Long-term Debt $9.0
o        Debt to Capitalization Ratio 0.33
o        2003 Q3
o        Long-term Debt $5.0
o        Debt to Capitalization Ratio 0.21

Stock Performance
o        2001 Q4
o        Share Price $.52
o        P/E for Government Contractors 29
o        P/E Ratio 4
o        2002 Q1
o        Share Price $.68
o        P/E for Government Contractors 28
o        P/E Ratio 7
o        2002 Q2
o        Share Price $.70
o        P/E for Government Contractors 26
o        P/E Ratio 9
o        2002 Q3
o        Share Price $.95
o        P/E for Government Contractors 26
o        P/E Ratio 14
o        2002 Q4
o        Share Price $.70
o        P/E for Government Contractors 25
o        P/E Ratio 14
o        2003 Q1
o        Share Price $.60
o        P/E for Government Contractors 26
o        P/E Ratio 10
o        2003 Q2
o        Share Price $.65
o        P/E for Government Contractors 29
o        P/E Ratio 11


Ownership
o        24,486,000 Common Shares Outstanding
o        Management Ownership:      18%
o        T. Scott Cobb              3.7 million
o        Jeffrey S. Cobb             .2 million
o        Michael J. Boling           .2 million
o        Other & Board               .2 million
o        Institutional Ownership:   16%
o        Wellington Management      1.9 million
o        Royce                      1.3 million
o        Potomac Management          .8 million
o        ESOP:                      4%
o        Affiliates                 20%
o        Former Founder             4.9 million

Stock Options
o        4.8 million authorized
o        4.1 million granted
o        2.3 million under water

Management Team
o        T. Scott Cobb
         o President & CEO
o        Michael J. Boling
         o Executive Vice President & CFO
o        Jeffrey S. Cobb
         o Executive Vice President & COO
o        Steven H. Smith
         o Executive Vice President - Sales

Goals
o        Growth
o        $500 million in revenue by 2008
o        Achieve through combination of internal growth and strategic acquisitions
o        Industry Mix
o        Expand Federal practice
|X|      Among top 20 Federal IT contractors
o        Expand state government services practice
|X|      Among top 5 state IT contractors
o        Product Mix
o        Outsourcing       45%
o        Consulting        25%
o        Staffing 30%
o        Financial
o        5% net income by 2007
o        Increase gross profit .5% per year
o        Decrease SG&A costs .5% per year

Summary
o        Sound growth strategy, focusing on the high growth government market
o        Huge market opportunity:
o        $52 billion federal government
o        $50+ billion state and local government
o        Longtime expertise in government market
o        Long-term clients
o        Consistent profitability
o        Seasoned management team